Exhibit 10.1

Loan Number: 1009394

SECOND AMENDMENT TO CREDIT AGREEMENT

This sECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 26, 2015, by and among PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”), each of the LENDERS (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(b) (the “Lenders”), and the Administrative Agent have entered into that certain Credit Agreement dated as of April 17, 2013 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

Section 2.    Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)    The Credit Agreement is amended by adding the following sentence at the end of the definition of “LIBOR”:

If LIBOR determined as provided above would be less than zero, LIBOR shall be deemed to be zero for each LIBOR Loan that has not been identified by the Borrower in accordance with the terms of this Agreement as being subject to a Specified Derivative Contract that provides a hedge against interest rate risk.

(b)    The Credit Agreement is further amended by restating the following definitions contained in Section 1.1. thereof in their entireties as follows:

“Applicable Facility Fee” means:

(a)    Prior to the Investment Grade Rating Date, the percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with the definition thereof:

Exhibit 10.1

Level	Facility Fee
1	0.20%
2	0.25%
3	0.30%
4	0.35%

(b)    On, and at all times after, the Investment Grade Rating Date, the percentage set forth in the table below corresponding to the Level at which the “Applicable Margin” is determined in accordance with the definition thereof.

Level	Facility Fee
1	0.15%
2	0.20%
3	0.25%
4	0.30%

Any change in the applicable Level at which the Applicable Margin is determined shall result in a corresponding and simultaneous change in the Applicable Facility Fee. The provisions of this definition shall be subject to Section 2.4.(c).

“Applicable Margin” means:

(a) Prior to the Investment Grade Rating Date, the Applicable Margin shall be determined pursuant to this clause (a) from time to time based on the percentage rate set forth in the table below corresponding to the level (each, a “Level”) in which the ratio of Total Liabilities to Gross Asset Value as determined from time to time in accordance with Section 8.1.(b) in effect at such time falls:

Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	Less than 0.450 to 1.00	1.20%	1.20%
2	Equal to or greater than 0.450 to 1.00 but less than 0.500 to 1.00	1.25%	1.25%
3	Equal to or greater than 0.500 to 1.00 but less than 0.550 to 1.00	1.30%	1.30%
4	Equal to or greater than 0.550	1.55%	1.55%

The Applicable Margin shall be determined by the Administrative Agent from time to time, based on the ratio of Total Liabilities to Gross Asset Value as set forth in the Compliance Certificate most recently delivered by the Parent pursuant to Section 7.1.(a)(iii). Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Parent delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 7.1.(a)(iii). If the Parent fails to deliver a Compliance Certificate pursuant to Section 7.1.(a)(iii), the Applicable Margin shall equal the percentage corresponding to

Exhibit 10.1

Level 4 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Second Amendment Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin as set forth above, the Applicable Margin shall be determined based on Level 2. Thereafter, until the Investment Grade Rating Date, such Applicable Margin shall be adjusted from time to time as set forth in this clause (a).

(b)    On, and at all times after, the Investment Grade Rating Date, the Applicable Margin shall be determined pursuant to this clause (b) based on the percentage rate set forth in the table below corresponding to the Level in which the Parent’s Credit Rating falls. During any period that the Parent has received Credit Ratings from each of S&P, Fitch and Moody’s that are not equivalent and the difference between the highest and lowest of such Credit Ratings is (i) one Level, then the Applicable Margin shall be determined based on the highest of such Credit Ratings or (ii) two or more Levels, then the Applicable Margin shall be determined based on the average of the two highest Credit Ratings (unless the average is not a recognized Level, in which case the Applicable Margin shall be determined based on the second highest Credit Rating). During any period that the Parent has received only two Credit Ratings from any of S&P, Fitch and Moody’s that are not equivalent and the difference between such Credit Ratings is (x) one Level, then the Applicable Margin shall be determined based on the higher of such Credit Ratings or (y) two or more Levels, then the Applicable Margin shall be determined based on the average of both such Credit Ratings (unless the average is not a recognized Level, in which case the Applicable Margin shall be determined based on the Credit Rating one Level below the Level corresponding to the higher Credit Rating). During any period that the Parent has only received a Credit Rating from Moody’s or S&P, then the Applicable Margin shall be based upon such Credit Rating. During any period after the Investment Grade Rating Date that the Parent has (A) not received a Credit Rating from any Rating Agency or (B) only received a Credit Rating from a Rating Agency that is neither S&P nor Moody’s, then the Applicable Margin shall be determined based on Level 4 in the table below. Any change in the Parent’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following such change.

Level	Credit Rating (S&P/Fitch/Moody’s)	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	BBB+/Baa1 or better	0.925%	0.925%
2	BBB/Baa2	1.000%	1.000%
3	BBB-/Baa3	1.200%	1.200%
4	Lower than BBB-/Baa3 or not rated	1.550%	1.550%

(c)    The provisions of this definition shall be subject to Section 2.4.(c).

Exhibit 10.1

“Termination Date” means June 26, 2018, or such later date to which such date may be extended in accordance with Section 2.13.

(c)    The Credit Agreement is further amended by restating the last sentence in the definition of “Unencumbered Property” in its entirety as follows:

Notwithstanding anything to the contrary in this definition, if a Property listed on Schedule 1.1(B) at any time after the Effective Date fails to satisfy any requirements in clause (b) of this definition (other than those, if any, it failed to satisfy on the Effective Date), such Property shall no longer be an Unencumbered Property until such time as it satisfies at least all of the requirements in such clause (b) that it satisfied on the Effective Date.

(d)    The Credit Agreement is further amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical order:

“Anti-Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery, corruption or money laundering, including without limitation, the Foreign Corrupt Practices Act of 1977, as amended.

“Second Amendment Effective Date” means June 26, 2015.

“2015 Five-Year Term Loan Agreement” means that certain Five -Year Term Loan Agreement dated as of June 26, 2015 by and among PREIT, PREIT-RUBIN, the Parent, the financial institutions party thereto as “Lenders”, Wells Fargo, as Administrative Agent, and the other parties thereto.

(e)    The Credit Agreement is further amended by restating the second sentence of Section 2.1.(b) thereof in its entirety as follows

Each Notice of Revolving Loan Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a Business Day), the use of the proceeds of such Revolving Loans, the Type of the requested Revolving Loans, and if such Revolving Loans are to be LIBOR Loans, the initial Interest Period for such Revolving Loans and the principal amount of such Revolving Loans, if any, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk and the Specified Derivatives Contract(s) to which such amount is subject.

(f)    The Credit Agreement is further amended by restating Section 2.2.(a) in its entirety to read as follows:

(a)    Swingline Loans. Subject to the terms and conditions hereof, including without limitation Section 2.17., the Swingline Lender agrees to make Swingline Loans to the Borrower, during the period from the Second Amendment Effective Date to but excluding the Swingline Maturity Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, $50,000,000, as such amount may be reduced from time to time in accordance with the terms hereof; provided, that the Swingline Lender shall

Exhibit 10.1

not be obligated to make a Swingline Loan if after giving effect to the making of such Swingline Loan, the aggregate principal amount of outstanding Revolving Loans made by it in its capacity as a Lender plus the aggregate principal amount of outstanding Swingline Loans made by it in its capacity as a Swingline Lender would exceed the Commitment of the Swingline Lender in its capacity as a Lender. If at any time the aggregate principal amount of the Swingline Loans outstanding at such time exceeds the Swingline Commitment in effect at such time, or if at any time the aggregate principal amount of the outstanding Swingline Loans and outstanding Revolving Loans made by the Swingline Lender in its capacity as a Lender exceeds the Commitment of the Swingline Lender in its capacity as a Lender in effect at such time, the Borrower shall immediately pay the Administrative Agent for the account of the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Swingline Loans hereunder.

(g)    The Credit Agreement is further amended by restating clauses (i) and (ii) of Section 2.4.(a) in its entirety as follows:

(i)    during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans; and

(ii)    during such periods as such Loan is a LIBOR Loan, at LIBOR for such Loan for the Interest Period therefor (from the first day to, but excluding, the last day of such Interest Period), plus the Applicable Margin for LIBOR Loans.

(h)    The Credit Agreement is further amended by restating the fifth sentence of Section 2.9. thereof in its entirety as follows:

Such notice of a Continuation shall be by telephone (confirmed immediately in writing), telecopy, electronic mail or other similar form of communication, confirmed immediately in writing if by telephone, in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loan and portion thereof subject to such Continuation, (c) the duration of the selected Interest Period, all of which of the foregoing (a), (b) and (c) shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder, and (d) the amount of such LIBOR Loan, or portion thereof, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk and the Specified Derivatives Contract(s) to which such amount is subject.

(i)    The Credit Agreement is further amended by restating the sixth sentence of Section 2.10. thereof in its entirety as follows:

Subject to the restrictions specified above, each Notice of Conversion shall be by telephone (confirmed immediately in writing), telecopy, electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be

Exhibit 10.1

Converted into, and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan and the amount of such LIBOR Loan, if any, that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk and the Specified Derivatives Contract(s) to which such amount is subject.

(j)    The Credit Agreement is further amended by restating Section 3.5.(b) in its entirety as follows:

(b)    Facility Fees. During the period from the Second Amendment Effective Date to but excluding the Termination Date, the Borrower agrees to pay to the Administrative Agent for the account of the Lenders a facility fee equal to the daily aggregate amount of the Commitments (whether or not utilized) times a rate per annum equal to the Applicable Facility Fee. Such fee shall be payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Termination Date or any earlier date of termination of the Commitments or reduction of the Revolving Commitments to zero. The Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes.

(k)    The Credit Agreement is further amended by adding the phrase “or in any manner that would directly or indirectly violate Anti-Corruption Laws” after the word “person” and before the period at the end of Section 6.1.

(l)    The Credit Agreement is further amended by adding the following subsection (y) immediately following subsection (x) of Section 6.1. thereof.

(y)    LIBOR Loans Subject to Specified Derivatives Contracts. Schedule 6.1.(y) is, as of the Second Amendment Effective Date, a true, correct and complete listing of all Specified Derivatives Contracts outstanding as of such date that provide a hedge against interest rate risk, specifying with respect to each such Specified Derivatives Contract, the amount, if any, of LIBOR Loans outstanding on the Second Amendment Effective Date that the Borrower has elected to have subject to such Specified Derivatives Contract.

(m)    The Credit Agreement is further amended by restating the first sentence of Section 7.16. in its entirety as follows:

PREIT-RUBIN may request in writing that the Administrative Agent release it as a Borrower (but not as a Guarantor unless otherwise permitted by Section 7.15.(d)), so long as (a) the Parent delivers a certificate signed by the chief financial officer of the Parent certifying that no Event of Default then exists or would occur as a result of such release and (b) effective upon its release as a Borrower, PREIT-RUBIN will be released as a “Borrower” under the Five-Year Term Loan Agreement, the Seven-Year Term Loan Agreement, and the 2015 Five-Year Term Loan Agreement.

Exhibit 10.1

(n)    The Credit Agreement is further amended by restating Section 8.1(d) in its entirety as follows:

(d)    Unencumbered Debt Yield. The Parent shall not permit the Unencumbered Debt Yield to be less than 11.0% at any time.

(o)    The Credit Agreement is further amended by adding the following new clause (vi) to the end of Section 9.1.(d) thereof and changing the period at the end of clause (v) of such Section to “; or”:

(vi)    An Event of Default under and as defined in the 2015 Five-Year Term Loan Agreement shall occur.

(p)    The Credit Agreement is further amended by restating the address for communications to the Administrative Agent in Section 11.1. thereof as follows:

If to the Administrative Agent:

Wells Fargo Bank, National Association, as Administrative Agent
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202
Attention: D. Bryan Gregory
Telephone:     (704) 410‑1776
Telecopy:     (704) 410-0329

with copies to:

Wells Fargo Bank, National Association, as Administrative Agent
608 Second Avenue, 11th Floor
MAC N9303-110
Minneapolis, Minnesota 55402
Attention: Anthony J. Gangelhoff
Telephone:     (612) 316-0109
Telecopy:     (877) 410-5023

and:

Wells Fargo Bank, National Association, as Administrative Agent
1750 H Street, NW Suite 400
Washington, D.C. 20006
Attention: Loan Administration Manager
Telephone:     (202) 303-3000
Telecopy:     (202) 429-2985

Exhibit 10.1

(q)    The Credit Agreement is further amended by deleting the word “and” before clause (f) of Section 11.9. thereof, replacing the period at the end of clause (f) of Section 11.9 thereof with a semicolon, and adding the following clauses (g) and (h) after clause (f) of Section 11.9. thereof:

(g) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulator or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it; and (h) with the consent of the Parent or PREIT.

(r)    The Credit Agreement is further amended by deleting Schedule I attached thereto and replacing it with Schedule I attached hereto.

(s)    The Credit Agreement is further amended by attaching thereto Schedule 6.1.(y) attached hereto.

(t)    The Credit Agreement is further amended by deleting Exhibits C, D and E in their entireties and substituting in lieu thereof the Exhibits C, D and E attached hereto.

Section 3.    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and each of the Lenders;

(b)    delivery of new Revolving Notes to any Lender which has a new commitment or a Commitment that is changing in connection with the execution of this Amendment, unless, in either case, such Lender notifies the Administrative Agent that it does not desire to obtain a new Revolving Note;

(c)    a Guarantor Acknowledgement substantially in the form of Annex A attached hereto, executed by each Guarantor;

(d)    an opinion of counsel to the Borrower and the other Loan Parties addressed to the Administrative Agent and the Lenders;

(e)    a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of the Borrower, the officers of the Borrower then authorized to execute and deliver (or make by telephone in the case of Notices of Conversion or Continuation), on behalf of the Borrower, Notices of Borrowing, Notices of Conversion and Notices of Continuation;

(f)    the certificate or articles of incorporation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of the Borrower and each other Loan Party, certified as of a recent date by the Secretary of State of the State of formation of such Loan Party, or in the case of any Loan Party that has not altered its organizational instrument since the date such Loan Party became a party to the Existing Credit Agreement, a certificate from the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party

Exhibit 10.1

certifying that there have been no changes to the organizational instrument delivered by such Loan Party in connection with the Existing Credit Agreement;

(g)    a Certificate of Good Standing or certificate of similar meaning with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Person and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Person is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

(h)    copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower and each other Loan Party of the by-laws of such Person, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity, or in the case of any Loan Party that has not altered its by-laws, operating agreement, partnership agreement or other comparable document since the date such Loan Party became a party to the Existing Credit Agreement, a certificate from the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party certifying that there have been no changes to the by-laws, operating agreement, partnership agreement or other comparable document delivered by such Loan Party in connection with the Credit Agreement;

(i)    copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower and each other Loan Party of all corporate, partnership, member or other necessary action taken by each such Loan Party to authorize the execution, delivery and performance of the this Amendment and the Loan Documents to which it is a party;

(j)    a Compliance Certificate as of the Parent’s fiscal quarter ended March 31, 2015, calculated on a pro forma basis;

(k)    Schedule 6.1.(y);

(l)    evidence that all fees payable by the Borrower to the Administrative Agent and the Lenders in connection with this Amendment have been paid; and

(l)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4.    Representations. Each Borrower and the Parent represent and warrant to the Administrative Agent and the Lenders that:

(a)    Authorization. The Parent and each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized signatory of the Parent and each Borrower or a general partner of such Borrower, as applicable, and both this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Parent and each Borrower and are enforceable against such Persons in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent

Exhibit 10.1

conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or in the Credit Agreement may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by the Parent and each Borrower of this Amendment and the performance by the Parent and each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii)  result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 5.    Reaffirmation of Representations. The Parent and each Borrower hereby repeats and reaffirms all representations and warranties made by the Parent and the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.    Commitment Adjustments.

(a)    Allocations. The Administrative Agent, the Borrower and each Lender confirms the amount of each such Lender’s Commitment is as set forth on Schedule I attached hereto. The Administrative Agent, the Borrower and each Lender agree that upon the effectiveness of this Amendment (the date of such effectiveness, the “Amendment Effective Date”), the outstanding Revolving Loans and the participation interests of the Lenders in any outstanding Letters of Credit and Swingline Loans shall be allocated among the Lenders in accordance with their respective Commitment Percentages calculated based on the Commitments of the Lenders set forth on Schedule I attached hereto (the “Post-Amendment Commitment Percentage”). To effect such allocations, each Lender whose Post-Amendment Commitment Percentage exceeds the amount of such Lender’s Commitment Percentage immediately prior to the effectiveness of this Amendment shall make a Revolving Loan in such amount as is necessary so that the aggregate principal amount of Revolving Loans held by such Lender shall equal such Lender’s Post-Amendment Commitment Percentage of the aggregate outstanding principal amount of the Revolving Loans as of the Amendment Effective Date. The Administrative Agent shall make such amounts of the proceeds of such Revolving Loans available (a) to each Lender whose Post-Amendment Commitment Percentage is less than the amount of such Lender’s Commitment Percentage immediately prior to the effectiveness of this Amendment as is necessary so that the aggregate principal amount of Revolving Loans held by such Lender shall equal such Lender’s Post-Amendment Commitment Percentage of the aggregate outstanding principal amount of the Revolving Loans as of the Amendment Effective Date and (b) to the Exiting Lenders (as defined below) as is necessary to repay in full the Revolving Loans owing to such Exiting Revolving Lenders. Except for any Revolving Notes to

Exhibit 10.1

be provided to the Revolving Lenders increasing their respective Revolving Commitments , no other documents, instruments or fees shall be, or shall be required to be, executed or paid in connection with such reallocations (all of which are hereby waived, as necessary).

(b)    Exiting Lenders. On the Amendment Effective Date, the Commitments of each of Bank of America, N.A., Deutsche Bank AG New York Branch, and Santander Bank, N.A. (f/k/a Sovereign Bank, N.A.) (each, an “Exiting Lender”) shall be terminated, and each Exiting Lender shall cease to be a Lender under the Credit Agreement.

(c)    Titled Agents. On the Amendment Effective Date, each of Bank of America, N.A. and Manufacturers and Traders Trust Company shall cease to be a Documentation Agent, and each of Capital One, National Association and PNC Bank, National Association shall be awarded the title of a “Documentation Agent”. By their respective signatures to this Amendment, each of Capital One, National Association and PNC Bank, National Association acknowledges that it has been awarded the title of “Documentation Agent”. U.S. Bank, National Association shall continue to have the title of “Syndication Agent”, JPMorgan Chase Bank, N.A. shall continue to have the title of a “Documentation Agent”, and Well Fargo Bank, National Association shall continue as the “Administrative Agent”.

Section 7.    Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 8.    Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 11.    Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 2 hereof shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 12.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures commence on next page]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT Associates, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Executive Vice President - Finance & Acquisitions and Treasurer

PREIT-RUBIN, INC.

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Executive Vice President - Finance & Acquisitions and Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By: /s/ Andrew Ioannou
Name: Andrew Ioannou
Title: Executive Vice President - Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

Wells Fargo Bank, National Association, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By: /s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Renee Lewis
Name: Renee Lewis
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Michael J. Vergura, Jr.
Name: Michael J. Vergura, Jr.
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

JPMORGAN CHASE BANK, N.A.

By: /s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Executive Director

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Sharon L. Schmidt
Name: Sharon L. Schmidt
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

CITIBANK, N.A.

By: /s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

[Signatures Continued on Next Page]

1
LEGAL02/34062072v1

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

CITIZENS BANK OF PENNSYLVANIA

By: /s/ Samuel A. Bluso
Name: Samuel A. Bluso
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Michael J. DiSanto
Name: Michael J. DiSanto
Title: Vice President

[Signatures Continued on Next Page]

1
LEGAL02/34062072v1

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

MUFG UNION BANK, N.A. (formerly known as Union Bank, N.A.)

By: /s/ Donald Wattson
Name: Donald Wattson
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

SUSQUEHANNA BANK

By: /s/ Meredith Roark
Name: Meredith Roark
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1

[Signature Page to Second Amendment to Credit Agreement
with PREIT Associates, L.P. et al.]

TD BANK, N.A.

By: /s/ William Hutchinson
Name: William Hutchinson
Title: Vice President

Exhibit 10.1

ANNEX A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June 26, 2015 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, PREIT Associates, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Lenders are to enter into a Second Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures on Next Page]

Exhibit 10.1

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

[GUARANTOR]

By:
Name:
Title:

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.
200 South Broad Street
Philadelphia, PA 19102
Attention: Andrew Ioannou
Telephone: (215) 875-0700
Telecopy: (215) 546-7311

Exhibit 10.1

SCHEDULE I

Commitments

Lender	Commitment Amount
Wells Fargo Bank, National Association	$70,000,000
U.S. Bank National Association	$57,500,000
Capital One, National Association	$37,500,000
JPMorgan Chase Bank, N.A.	$37,500,000
PNC Bank, National Association	$37,500,000
Citibank, N.A.	$32,500,000
Citizens Bank of Pennsylvania	$32,500,000
Manufacturers and Traders Trust Company	$32,500,000
MUFG Union Bank, N.A.	$32,500,000
Susquehanna Bank	$15,000,000
TD Bank, N.A.	$15,000,000
TOTAL	$400,000,000

C-3

Exhibit 10.1

EXHIBIT C

FORM OF NOTICE OF CONTINUATION

____________, 20__

Wells Fargo Bank, National Association,
as Administrative Agent
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202
Attention: D. Bryan Gregory

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”), PREIT-Rubin, Inc. (“PREIT-Rubin”), Pennsylvania Real Estate Investment Trust (the “Parent”; together with PREIT and PREIT-Rubin, each individually, a “Borrower” and collectively, the “Borrower”), the financial institutions party thereto and their assignees under Section 11.6.(b) thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 2.9. of the Credit Agreement, the Borrower hereby requests a Continuation of a LIBOR Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement:

1.	The requested date of such Continuation is ____________, 20__.

2.	The LIBOR Loan to be continued pursuant hereto is a Revolving Loan in the aggregate principal amount of $________________.

3.	The portion of the principal amount of such LIBOR Loan subject to the requested Continuation is $__________________________.

3.	The current Interest Period of such LIBOR Loan subject to such Continuation ends on ________________, 20__.

4.	The duration of the Interest Period for such LIBOR Loan or portion thereof subject to such Continuation is:

[Check one box only]

☐    one month
☐    three months
☐    six months

Exhibit 10.1

5.
The amount of any such LIBOR Loan, or portion thereof, so Continued that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk is $_____________, and the Specified Derivatives Contract(s) to which such amount is subject is (are) as follows: ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________.

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and after giving effect to such Continuation, no Default or Event of Default shall have occurred and be continuing.

If notice of the requested Continuation was given previously by telephone, this Notice of Continuation is to be considered written confirmation of such telephone notice required by Section 2.9. of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Continuation as of the date first written above.

PREIT Associates, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By:
Name:
Title:

PREIT-RUBIN, INC.

By:
Name:
Title:

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:
Name:
Title:

Exhibit 10.1

EXHIBIT D

FORM OF NOTICE OF CONVERSION

____________, 20__

Wells Fargo Bank, National Association,
as Administrative Agent
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202
Attention: D. Bryan Gregory

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”), PREIT-Rubin, Inc. (“PREIT-Rubin”), Pennsylvania Real Estate Investment Trust (the “Parent”; together with PREIT and PREIT-Rubin, each individually, a “Borrower” and collectively, the “Borrower”), the financial institutions party thereto and their assignees under Section 11.6.(b) thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Pursuant to Section 2.10. of the Credit Agreement, the Borrower hereby requests a Conversion of a Loan of one Type into a Loan of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement:

1.	The requested date of such Conversion is ______________, 20__.

2.	The Type of Revolving Loan to be Converted pursuant hereto is currently:

[Check one box only]

☐	Base Rate Loan

☐	LIBOR Loan

3.	The aggregate principal amount of the Loans subject to the requested Conversion is $_____________________ and the portion of such principal amount subject to such Conversion is $___________________.

Exhibit 10.1

4.	The amount of such Loan to be so Converted is to be converted into Loan of the following Type:

[Check one box only]

Base Rate Loan
LIBOR Loan, with an initial Interest Period for a duration of:

[Check one box only]

☐    one month
☐    three months
☐    six months

5.
The amount of any such Loan, or portion thereof, so Converted to a LIBOR Loan that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk is $_____________, and the Specified Derivatives Contract(s) to which such amount is subject is (are) as follows: ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________.

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Conversion, and after giving effect to such Conversion, no Default or Event of Default shall have occurred and be continuing (provided the certification under this clause (a) shall not be made in connection with a Conversion of a Loan into a Base Rate Loan), and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

If notice of the requested Conversion was given previously by telephone, this Notice of Conversion is to be considered the written confirmation of such telephone notice required by Section 2.10. of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Conversion as of the date first written above.

PREIT Associates, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By:
Name:
Title:

PREIT-RUBIN, INC.

By:
Name:
Title:

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:
Name :
Title:

Exhibit 10.1

EXHIBIT E

FORM OF NOTICE OF REVOLVING LOAN BORROWING

____________, 20__

Wells Fargo Bank, National Association,
as Administrative Agent
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202
Attention: D. Bryan Gregory

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of April 17, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”), PREIT-Rubin, Inc. (“PREIT-Rubin”), Pennsylvania Real Estate Investment Trust (the “Parent”; together with PREIT and PREIT-Rubin, each individually, a “Borrower” and collectively, the “Borrower”), the financial institutions party thereto and their assignees under Section 11.6.(b) thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

1.	Pursuant to Section 2.1.(b) of the Credit Agreement, the Borrower hereby requests that the Lenders make Revolving Loans to the Borrower in an aggregate amount equal to $___________________.

2.	The Borrower requests that the Revolving Loans be made available to the Borrower on ____________, 20__.

3.	The Borrower hereby requests that the requested Revolving Loans be of the following Type:

[Check one box only]
☐    Base Rate Loan
☐    LIBOR Loan, with an initial Interest Period for a duration of:

[Check one box only]
☐    one month
☐    three months
☐    six months

4.    The proceeds of the Revolving Loans will be used for the following purpose: ___________________________________________________________________________________________________________________________________________________________.

5.    The Borrower requests that the proceeds of this borrowing of Revolving Loans be made available to the Borrower by _________________________________________________.

Exhibit 10.1

6.    The principal amount of such Revolving Loans that the Borrower has elected to have subject to a Specified Derivatives Contract that provides a hedge against interest rate risk is $______________, and the Specified Derivatives Contract(s) to which such amount is subject is (are) as follows: ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________.

The Borrower hereby certifies to the Administrative Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Revolving Loans, and after making such Revolving Loans, (a) no Default or Event of Default shall have occurred and be continuing; and (b) the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and in the other Loan Documents to which any of them is a party, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents. In addition, the Borrower certifies to the Administrative Agent and the Lenders that all conditions to the making of the requested Loans contained in Article V. of the Credit Agreement will have been satisfied at the time such Loans are made.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Revolving Loan Borrowing as of the date first written above.

PREIT Associates, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By:
Name:
Title:

PREIT-RUBIN, INC.

By:

Name:
Title:

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:
Name:
Title:

Exhibit 10.1

Schedule 6.1.(y)
Specified Derivatives Contracts

Chatham Financial Ref #	Amount	Effective Date
None

[Credit Facility]